EXHIBIT 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Ryder System, Inc. Employee Savings Plan B (the “Plan”) on Form 11-K for the year ended December 31, 2002, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Gregory T. Swienton, Chief Executive Officer of Ryder System, Inc., certify pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

     (1)  The Report fully complies with the requirements of Section 15(d) of the Securities Exchange Act of 1934; and

     (2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Plan.

/s/ Gregory T. Swienton

Gregory T. Swienton
Chief Executive Officer
June 27, 2003

A signed original of this written statement required by Section 906 has been provided to Ryder System, Inc. and will be retained by Ryder System, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.

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